Supplement Dated April 30, 2012

to

Prospectuses Dated May 1, 2001

For

Capital Solutions VUL

Capital One Pay VUL

Capital Estate Builder VUL

Issued by

Protective Life Insurance Company

Separate Account VL of First Variable Life

This Supplement amends certain information contained in your variable universal life policy prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised by Invesco Advisers, Inc., the investment adviser for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) offered under your Policy, that shareholders approved an Agreement and Plan of Reorganization (“Reorganization”), which provided for the reorganization of each Target Fund listed below into another fund advised by Invesco Advisers, Inc. (each, an “Acquiring Fund”). As such, at the opening of business on April 30, 2012, substantially all of the assets of each of the Target Funds were combined with those of the corresponding Acquiring Fund.  At that time, each Sub-Account offered under your Policy that was investing in a Target Fund instead began investing in the corresponding Acquiring Fund.

The Target Funds and the corresponding Acquiring Funds involved in each Reorganization are:

Target Funds:	Corresponding Acquiring Funds:
Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen V.I. American Franchise Fund*
Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund

* Prior to the Reorganization, the Invesco Van Kampen V.I. American Franchise Fund was called the Invesco Van Kampen V.I. Capital Growth Fund.

The principal investment objective of each Acquiring Fund is as follows:

•                  The investment objective of the Invesco Van Kampen V.I. American Franchise Fund is to seek capital growth.

•                  The investment objective of the Invesco Van Kampen V.I. Mid Cap Growth Fund objective is to seek capital growth.